                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,714,557.35

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $162,671.98

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,551,885.37

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $20.30

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.93

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $18.38

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $98,058.53

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $12,903.68

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $85,154.85

          (j)      Scheduled Payments due in such Collection Period                                    $1,413,104.00

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,367,846.71

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $30,899,307.01

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $29,265,743.44

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9471327

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $66,847.55

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,059.95

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.79

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,983.46

          (b)      Distributions (to) from Collection Account                                             ($3,004.86)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $84.90

          (d)      Ending Payahead Account Balance                                                        $17,063.50

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $27,802,456.29
                          Spread Account Balance                                                       $5,387,467.76

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $109,418.82

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                       $8,109.05

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $243,037.07

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  99
                          Aggregate Gross Amount                                                         $831,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 103
                          Aggregate Gross Amount                                                         $988,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.58%

          (b)      Average Delinquency Ratio                                                                    5.64%

          (c)      Cumulative Default Ratio                                                                    17.86%

          (d)      Cumulative Net Loss Ratio                                                                   13.26%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,992,549.18
     LOCK BOX NSF ITEMS:                                                                                  (27,409.24)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  3,004.86
     COLLECTION ACCOUNT INTEREST                                                                            7,279.72
     PAYAHEAD ACCOUNT INTEREST                                                                                 84.90
     TOTAL COLLECTION PROCEEDS:                                                                         1,975,509.42
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  30,899,307.01
                                 Principal portion of payments collected (non-prepayments)                               857,934.74
                                 Prepayments in full allocable to principal                                              414,487.00
                          Collections allocable to principal                                            1,272,421.74
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     118,104.74
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,390,526.48

                   Realized Losses                                                                        243,037.07
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     29,265,743.46

          INTEREST
                          Collections allocable to interest                                               509,911.97
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        75,070.97
                                                                                                      ---------------
                   Total Interest                                                                         584,982.94

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                29,354,341.66
          Beginning of Period Class B Principal Balance                                                 1,548,442.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,278,048.94
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,348.70
          Aggregate Payahead Balance                                                                       16,978.60
          Aggregate Payahead Balance for preceding Distribution Date                                       19,983.46
          Interest Earned on Payahead Balances                                                                 84.90
          Scheduled Payments due in Collection Period                                                   1,413,104.00
          Scheduled Payments collected in Collection Period                                             1,367,846.71
          Aggregate Amount of Realized Losses for preceding Distribution Date                             243,037.07

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    670.26
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 99     831,000.00
          60+ days delinquent                                                                                    103     988,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,819,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          232,654.21
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.84%
          Delinquency Ratio for third preceding Determination Date                                              5.51%

          Cumulative Defaults for preceding Determination Date                                         15,640,745.04

          Cumulative Net Losses for preceding Determination Date                                       11,623,452.53

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,782,333.71
                          Liquidation Proceeds                                                            118,104.74
                          Recoveries                                                                       75,070.97
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,975,509.42

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       857,934.74
                          Prepayments in full allocable to principal                                      414,487.00
                          Principal Balance of Liquidated Receivables                                     361,141.81
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,633,563.55

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,633,563.55
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,551,885.37
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,551,885.37

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           29,354,341.66
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  162,671.98

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,633,563.55
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  81,678.18

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,548,442.00
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          12,903.68

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,975,509.42
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,714,557.35
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 12,903.68
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  81,678.18
                   Class B Principal Carryover Shortfall                                                    3,476.67
                   Trustee distributions                                                                    1,056.50
                   Standby Servicer distributions                                                           2,059.95
                   Servicer distributions                                                                  66,847.55
                   Collateral Agent distributions                                                             386.28
                   Reimbursement Obligations                                                                8,109.05
                                                                                                      ---------------
                                                                                                           84,434.21

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                  3,476.67
                                                                                                      ---------------
                                                                                                            3,476.67

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,059.95
            Servicing Fee (2.0%)                                           51,498.85
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         15,348.70
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       386.24
            Trustee's out-of-pocket expenses                                  670.26
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              386.28
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         162,671.98
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         162,671.98
  (viii)(A) Class B Coupon Interest - Unadjusted                           12,903.68
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 12,903.68
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,551,885.37
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                           0.00
            Withdrawal from Spread Account to Cover Shortfall                   0.00
            Class A Principal Distribution Amount                       1,551,885.37
  (vi)      Certificate Insurer Premium                                     8,109.05
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    81,678.18
            Class B Principal Carryover Shortfall - Previous Month(s)       3,476.67
            Current Month Class B Principal Shortfall                              0
            Adjusted Class B Principal Distributable Amount                85,154.85
       (C)  Excess Interest Amount for Deposit in Spread Account           84,434.21




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                29,354,341.66
                   Class A Principal Distributions                                                      1,551,885.37
          Class A End of Period Principal Balance                                                      27,802,456.29

          Class B Beginning of Period Principal Balance                                                 1,548,442.00
                   Class B Principal Distributable Amount                                                  85,154.85
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,463,287.15
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,463,287.15

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,975,509.42
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     233,022.26
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,742,487.16

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,742,487.16
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      12,903.68
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,729,583.48

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,729,583.48
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,551,885.37
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          177,698.11

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      177,698.11
     (vi) Certificate Insurer Premium                                                                       8,109.05
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          169,589.06

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       169,589.06
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           81,678.18
     (iii)Prior month(s) carryover shortfalls                                                               3,476.67
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                84,434.21
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  84,434.21
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,819,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,819,000.00

                          Aggregate Gross Principal Balance as of the close of                         32,597,009.79
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.58%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.58%
                          Delinquency Ratio for second preceding Determination Date                             5.84%
                          Delinquency Ratio for third preceding Determination Date                              5.51%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.64%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,640,745.04
                                 Current Period Defaulted Receivables                                     232,654.21
                                                                                                      ---------------
                                 Total                                                                 15,873,399.25

                                 Cumulative Defaulted Receivables                                      15,873,399.25
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    17.86%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          361,141.81

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (193,175.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   167,966.10
                                 Cumulative Previous Net Losses                                        11,623,452.53
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,791,418.63
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   13.26%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      27.78
          Weighted Average Annual Percentage Rate                                                              20.32%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,926,574.34
                          15% of Outstanding Certificate Balance                                                       4,389,861.52
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y-WAIVED
                                                                                                                     ---------------
                   Cap Amount                                                                          27,802,456.29

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             29,265,743.44
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               27,802,456.29
          Beginning of Period Spread Account Balance                                                    5,278,048.94
          Spread Account Deposit (Withdrawal) from Current Distributions                                   84,434.21
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               22,439,973.14
          Earnings on Spread Account Balance                                                               24,984.61
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,378,467.76



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,052,952.60

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $204,352.79

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,848,599.81

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $23.46

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.33

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.12

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $21,939.08

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $21,939.08

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $1,575,542.64

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,362,457.39

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $38,526,842.28

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $37,081,714.29

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9624904

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $78,428.15

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,568.48

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $26,385.54

          (b)      Distributions (to) from Collection Account                                             ($5,695.54)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $109.58

          (d)      Ending Payahead Account Balance                                                        $20,799.58

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $34,751,900.33
                          Spread Account Balance                                                       $4,718,198.55

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($30,160.62)

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $10,135.97

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $384,393.48

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 148
                          Aggregate Gross Amount                                                       $1,524,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                          Number                                                                                 122
                          Aggregate Gross Amount                                                       $1,341,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.91%

          (b)      Average Delinquency Ratio                                                                    6.53%

          (c)      Cumulative Default Ratio                                                                    16.89%

          (d)      Cumulative Net Loss Ratio                                                                   12.43%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,134,808.57
     LOCK BOX NSF ITEMS:                                                                                  (33,365.49)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  5,695.54
     COLLECTION ACCOUNT INTEREST                                                                            7,746.50
     PAYAHEAD ACCOUNT INTEREST                                                                                109.58
     TOTAL COLLECTION PROCEEDS:                                                                         2,114,994.70
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  38,526,842.28
                                 Principal portion of payments collected (non-prepayments)                               885,065.96
                                 Prepayments in full allocable to principal                                              455,299.00
                          Collections allocable to principal                                            1,340,364.96
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     221,136.10
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,561,501.06

                   Realized Losses                                                                        384,393.48
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     36,580,947.74

          INTEREST
                          Collections allocable to interest                                               477,391.43
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        76,102.21
                                                                                                      ---------------
                   Total Interest                                                                         553,493.64

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               36,600,500.14
           Beginning of Period Class B Principal Balance                                                2,329,813.96

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,748,359.17
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          14,216.75
           Aggregate Payahead Balance                                                                      20,690.00
           Aggregate Payahead Balance for preceding Distribution Date                                      26,385.54
           Interest Earned on Payahead Balances                                                               109.58
           Scheduled Payments due in Collection Period                                                  1,575,542.64
           Scheduled Payments collected in Collection Period                                            1,362,457.39
           Aggregate Amount of Realized Losses for preceding Distribution Date                            384,393.48

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   638.29
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                               148   1,524,000.00
           60+ days delinquent                                                                                   122   1,341,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            2,865,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         294,983.42
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            6.73%
           Delinquency Ratio for third preceding Determination Date                                             5.96%

           Cumulative Defaults for preceding Determination Date                                        15,268,056.42

           Cumulative Net Losses for preceding Determination Date                                      11,147,525.02

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,817,756.39
                           Liquidation Proceeds                                                           221,136.10
                           Recoveries                                                                      76,102.21
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    2,114,994.70

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      885,065.96
                           Prepayments in full allocable to principal                                     455,299.00
                           Principal Balance of Liquidated Receivables                                    605,529.58
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,945,894.54

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,945,894.54
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,848,599.81
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,848,599.81

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          36,600,500.14
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 204,352.79

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,945,894.54
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 97,294.73

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,329,813.96
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         21,939.08

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,114,994.70
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,052,952.60
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                21,939.08
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 97,294.73
                    Class B Principal Carryover Shortfall                                                 403,471.85
                    Trustee distributions                                                                   1,119.88
                    Standby Servicer distributions                                                          2,568.46
                    Servicer distributions                                                                 78,428.15
                    Collateral Agent distributions                                                            486.63
                    Reimbursement Obligations                                                              10,135.97
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                403,471.85
                                                                                                      ---------------
                                                                                                          403,471.85

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     2,568.46
            Servicing Fee (2.0%)                                           64,211.40
            Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                14,216.75
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       481.59
            Trustee's out-of-pocket expenses                                  638.29
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              486.63
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior Collection
             Periods                                                            0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         204,352.79
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         204,352.79
  (viii)(A) Class B Coupon Interest - Unadjusted                           21,939.08
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 21,939.08
  (v)(B)    Class A Principal Distributable Amount - Current Month      1,848,599.81
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                     (42,500.10)
            Withdrawal from Spread Account to Cover Shortfall              42,500.10
            Class A Principal Distribution Amount                       1,848,599.81
  (vi)      Certificate Insurer Premium                                    10,135.97
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
             Unadjusted                                                    97,294.73
            Class B Principal Carryover Shortfall - Previous Month(s)     403,471.85
            Current Month Class B Principal Shortfall                    (500,766.57)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account          (52,636.07)




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                36,600,500.14
                   Class A Principal Distributions                                                      1,848,599.81
          Class A End of Period Principal Balance                                                      34,751,900.33

          Class B Beginning of Period Principal Balance                                                 2,329,813.96
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,329,813.96
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,329,813.96

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,114,994.70
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     286,955.91
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,828,038.79

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,828,038.79
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      21,939.08
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,806,099.71

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,806,099.71
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,848,599.81
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                42,500.10
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                      10,135.97
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                               (10,135.97)
          Withdrawal from Spread Account to Cover Deficiency                                               10,135.97
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           97,294.73
     (iii)Prior month(s) carryover shortfalls                                                             403,471.85
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (500,766.57)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (500,766.57)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,865,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,865,000.00

                          Aggregate Gross Principal Balance as of the close of                         41,466,553.93
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.91%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.91%
                          Delinquency Ratio for second preceding Determination Date                             6.73%
                          Delinquency Ratio for third preceding Determination Date                              5.96%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.53%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,268,056.42
                                 Current Period Defaulted Receivables                                     294,983.42
                                                                                                      ---------------
                                 Total                                                                 15,563,039.84

                                 Cumulative Defaulted Receivables                                      15,563,039.84
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    16.89%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          605,529.58

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (297,238.31)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   308,291.27
                                 Cumulative Previous Net Losses                                        11,147,525.02
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,455,816.29
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   12.43%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      31.48
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,708,171.43
                          15% of Outstanding Certificate Balance                                                       5,562,257.14
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          34,751,900.33

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             37,081,714.29
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               34,751,900.33
          Beginning of Period Spread Account Balance                                                    4,748,359.17
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (52,636.07)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               30,056,177.23
          Earnings on Spread Account Balance                                                               22,475.45
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,718,198.55




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,238,982.90

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $229,712.15

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,009,270.75

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $25.38

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.60

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.78

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $23,261.70

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $23,261.70

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $1,742,823.25

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,517,124.12

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $46,057,573.53

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $44,495,575.90

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9660860

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $92,472.61

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,070.50

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.05

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $21,680.54

          (b)      Distributions (to) from Collection Account                                             ($4,165.35)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $90.69

          (d)      Ending Payahead Account Balance                                                        $17,605.88

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $12,523,627.22
                          Spread Account Balance                                                       $5,966,175.31

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  ($63,095.76)

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $12,175.75

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $556,317.16

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 148
                          Aggregate Gross Amount                                                       $1,709,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 148
                          Aggregate Gross Amount                                                       $1,588,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.56%

          (b)      Average Delinquency Ratio                                                                    6.39%

          (c)      Cumulative Default Ratio                                                                    14.83%

          (d)      Cumulative Net Loss Ratio                                                                   11.59%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,309,986.02
     LOCK BOX NSF ITEMS:                                                                                  (42,466.96)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  4,165.35
     COLLECTION ACCOUNT INTEREST                                                                            8,420.95
     PAYAHEAD ACCOUNT INTEREST                                                                                 90.69
     TOTAL COLLECTION PROCEEDS:                                                                         2,280,196.05
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  46,057,573.53
                                 Principal portion of payments collected (non-prepayments)                               890,209.74
                                 Prepayments in full allocable to principal                                              431,749.00
                          Collections allocable to principal                                            1,321,958.74
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     236,745.94
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,558,704.68

                   Realized Losses                                                                        556,317.16
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     43,942,551.69

          INTEREST
                          Collections allocable to interest                                               626,914.38
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        94,576.99
                                                                                                      ---------------
                   Total Interest                                                                         721,491.37

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                43,754,694.82
          Beginning of Period Class B Principal Balance                                                 2,750,151.83

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,029,271.07
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,709.99
          Aggregate Payahead Balance                                                                       17,515.19
          Aggregate Payahead Balance for preceding Distribution Date                                       21,680.54
          Interest Earned on Payahead Balances                                                                 90.69
          Scheduled Payments due in Collection Period                                                   1,742,823.25
          Scheduled Payments collected in Collection Period                                             1,517,124.12
          Aggregate Amount of Realized Losses for preceding Distribution Date                             556,317.16

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    715.84
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                148   1,709,000.00
          60+ days delinquent                                                                                    147   1,588,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,297,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          365,290.43
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.55%
          Delinquency Ratio for third preceding Determination Date                                              6.08%

          Cumulative Defaults for preceding Determination Date                                         13,409,254.39

          Cumulative Net Losses for preceding Determination Date                                       10,302,544.24

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,948,873.12
                          Liquidation Proceeds                                                            236,745.94
                          Recoveries                                                                       94,576.99
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,280,196.05

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       890,209.74
                          Prepayments in full allocable to principal                                      431,749.00
                          Principal Balance of Liquidated Receivables                                     793,063.10
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,115,021.84

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       2,115,021.84
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        2,009,270.75
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,009,270.75

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           43,754,694.82
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  229,712.15

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       2,115,021.84
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 105,751.09

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,750,151.83
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          23,261.70

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,280,196.05
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,238,982.90
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,261.70
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 105,751.09
                   Class B Principal Carryover Shortfall                                                  447,273.14
                   Trustee distributions                                                                    1,291.56
                   Standby Servicer distributions                                                           3,070.50
                   Servicer distributions                                                                  92,472.61
                   Collateral Agent distributions                                                             581.31
                   Reimbursement Obligations                                                               12,175.75
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                447,273.14
                                                                                                      ---------------
                                                                                                          447,273.14

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,070.50
            Servicing Fee (2.0%)                                           76,762.62
            Additional Servicing Fee Amounts
             (late fees, prepayment charges, etc.)                         15,709.99
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       575.72
            Trustee's out-of-pocket expenses                                  715.84
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior
             Collection Periods                                                 0.00
  (iv)      Collateral Agent Fee                                              581.31
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection
             Periods                                                            0.00
            Unpaid Collateral Agent Expenses from prior
             Collection Periods                                                 0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         229,712.15
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         229,712.15
  (viii)(A) Class B Coupon Interest - Unadjusted                           23,261.70
            Class B Interest Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 23,261.70
  (v)(B)    Class A Principal Distributable Amount - Current
             Month                                                      2,009,270.75
            Class A Principal Carryover Shortfall - Previous
             Month(s)                                                           0.00
            Current Month Class A Principal Shortfall                     (79,464.53)
            Withdrawal from Spread Account to Cover Shortfall              79,464.53
            Class A Principal Distribution Amount                       2,009,270.75
  (vi)      Certificate Insurer Premium                                    12,175.75
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate
             Insurer                                                            0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current
             Month Unadjusted                                             105,751.09
            Class B Principal Carryover Shortfall - Previous
             Month(s)                                                     447,273.14
            Current Month Class B Principal Shortfall                    (553,024.23)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account          (91,640.28)




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                43,754,694.82
                   Class A Principal Distributions                                                      2,009,270.75
          Class A End of Period Principal Balance                                                      41,745,424.07

          Class B Beginning of Period Principal Balance                                                 2,750,151.83
                   Class B Principal Distributable Amount                                                       0.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,750,151.83
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,750,151.83

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,280,196.05
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    327,128.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,953,067.92

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,953,067.92
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     23,261.70
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,929,806.22

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,929,806.22
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,009,270.75
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                79,464.53
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                      12,175.75
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                               (12,175.75)
          Withdrawal from Spread Account to Cover Deficiency                                               12,175.75
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          105,751.09
     (iii)Prior month(s) carryover shortfalls                                                             447,273.14
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (553,024.23)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (553,024.23)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,297,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,297,000.00

                          Aggregate Gross Principal Balance as of the close of                         50,273,478.78
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.56%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.56%
                          Delinquency Ratio for second preceding Determination Date                             6.55%
                          Delinquency Ratio for third preceding Determination Date                              6.08%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.39%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,409,254.39
                                 Current Period Defaulted Receivables                                     365,290.43
                                                                                                      ---------------
                                 Total                                                                 13,774,544.82

                                 Cumulative Defaulted Receivables                                      13,774,544.82
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    14.83%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          793,063.10

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (331,322.93)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   461,740.17
                                 Cumulative Previous Net Losses                                        10,302,544.24
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,764,284.41
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   11.59%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      34.67
          Weighted Average Annual Percentage Rate                                                              20.48%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       4,449,557.59
                          15% of Outstanding Certificate Balance                                                       6,674,336.39
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          12,523,627.22

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             44,495,575.90
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                               12,523,627.22
          Beginning of Period Spread Account Balance                                                    6,029,271.07
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (91,640.28)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                6,585,996.43
          Earnings on Spread Account Balance                                                               28,544.52
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,966,175.31



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,772,486.42

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $296,108.21

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,476,378.21

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $28.52

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.05

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.47

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $32,257.42

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $32,257.42

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $2,030,758.69

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,826,568.82

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $57,104,033.57

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $55,092,256.55

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9647700

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $113,727.55

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,806.94

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.17

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $24,780.56

         (b)       Distributions (to) from Collection Account                                             ($1,349.71)
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $312.23

         (d)       Ending Payahead Account Balance                                                        $23,743.08

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $15,531,736.10
                               Spread Account Balance                                                  $7,025,153.53

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                 ($105,358.25)

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $15,100.30

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $748,727.77

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            189
                               Aggregate Gross Amount                                                  $2,163,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            189
                               Aggregate Gross Amount                                                  $2,143,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.90%

         (b)       Average Delinquency Ratio                                                                    6.78%

         (c)       Cumulative Default Ratio                                                                    14.67%

         (d)       Cumulative Net Loss Ratio                                                                   11.14%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,828,383.93
     Lock Box NSF Items:                                                                                  (36,948.05)
     Transfers from (to) Payahead Account:                                                                  1,349.71
     Collection Account Interest                                                                           10,612.13
     Payahead Account Interest                                                                                312.23
     Total Collection Proceeds:                                                                         2,803,709.95
     For Distribution Date:                                                                                 11/16/98
     For Determination Date:                                                                                 11/6/98
     For Collection Period:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  57,104,033.57
                                  Principal portion of payments collected (non-prepayments)                              995,660.59
                                  Prepayments in full allocable to principal                                             565,289.00
                          Collections allocable to principal                                            1,560,949.59
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     297,036.55
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,857,986.14

                    Realized Losses                                                                       748,727.77
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     54,497,319.66

          INTEREST
                                  Collections allocable to interest                                       830,908.23
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               114,815.58
                                                                                                      ---------------
                      Total Interest                                                                      945,723.81

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                54,248,831.88
          Beginning of Period Class B Principal Balance                                                 3,319,802.88

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,130,511.78
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,554.16
          Aggregate Payahead Balance                                                                       23,430.85
          Aggregate Payahead Balance for preceding Distribution Date                                       24,780.56
          Interest Earned on Payahead Balances                                                                312.23
          Scheduled Payments due in Collection Period                                                   2,030,758.69
          Scheduled Payments collected in Collection Period                                             1,826,568.82
          Aggregate Amount of Realized Losses for preceding Distribution Date                             748,727.77

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  4,016.11
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                189    2,163,000.00
          60+ days delinquent                                                                                    185    2,143,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     4,306,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               644,572.07

          Delinquency Ratio for second preceding Determination Date                                             6.82%
          Delinquency Ratio for third preceding Determination Date                                              6.63%

          Cumulative Defaults for preceding Determination Date                                         14,371,535.53

          Cumulative Net Losses for preceding Determination Date                                       10,763,009.08

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                       Y-WAIVED

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,391,857.82
                          Liquidation Proceeds                                                            297,036.55
                          Recoveries                                                                      114,815.58
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,803,709.95

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       995,660.59
                          Prepayments in full allocable to principal                                      565,289.00
                          Principal Balance of Liquidated Receivables                                   1,045,764.32
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,606,713.91

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,606,713.91
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,476,378.21
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,476,378.21

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        54,248,831.88
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               296,108.21

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,606,713.91
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              130,335.70

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         3,319,802.88
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       32,257.42

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,803,709.95
                      minus
                      Class A Principal and Interest Distributable Amount                               2,772,486.42
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              32,257.42
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              130,335.70
                      Class B Principal Carryover Shortfall                                               464,601.20
                      Trustee distributions                                                                 4,729.91
                      Standby Servicer distributions                                                        3,806.94
                      Servicer distributions                                                              113,727.55
                      Collateral Agent distributions                                                          719.61
                      Reimbursement Obligations                                                            15,100.30
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                464,601.20
                                                                                                      ---------------
                                                                                                          464,601.20

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     3,806.94
            Servicing Fee (2.0%)                                           95,173.39
            Additional Servicing Fee Amounts
              (late fees, prepayment charges, etc.)                        18,554.16
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       713.80
            Trustee's out-of-pocket expenses                                4,016.11
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              719.61
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         296,108.21
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         296,108.21
  (viii)(A) Class B Coupon Interest - Unadjusted                           32,257.42
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 32,257.42
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,476,378.21
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                    (124,017.90)
            Withdrawal from Spread Account to Cover Shortfall             124,017.90
            Class A Principal Distribution Amount                       2,476,378.21
  (vi)      Certificate Insurer Premium                                    15,100.30
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  130,335.70
            Class B Principal Carryover Shortfall - Previous Month(s)     464,601.20
            Current Month Class B Principal Shortfall                    (594,936.89)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account         (139,118.20)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               54,248,831.88
                       Class A Principal Distributions                                                  2,476,378.21
           Class A End of Period Principal Balance                                                     51,772,453.67

           Class B Beginning of Period Principal Balance                                                3,319,802.88
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,319,802.88
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,319,802.88

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,803,709.95
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     419,092.22
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,384,617.73

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,384,617.73
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      32,257.42
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,352,360.31

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,352,360.31
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,476,378.21
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                               124,017.90
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                            0.00
     (vi) Certificate Insurer Premium                                                                      15,100.30
     (v)  Certificate Insurer Premium Supplement                                                                0.00
          Deficiency Amount                                                                               (15,100.30)
          Withdrawal from Spread Account to Cover Deficiency                                               15,100.30
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          130,335.70
     (iii)Prior month(s) carryover shortfalls                                                             464,601.20
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (594,936.89)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (594,936.89)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               4,306,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  4,306,000.00

                          Aggregate Gross Principal Balance as of the close of                         62,436,821.03
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.90%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  6.90%
                          Delinquency Ratio for second preceding Determination Date                             6.82%
                          Delinquency Ratio for third preceding Determination Date                              6.63%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    6.78%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 14,371,535.53
                                 Current Period Defaulted Receivables                                     644,572.07
                                                                                                      ---------------
                                 Total                                                                 15,016,107.60

                                 Cumulative Defaulted Receivables                                      15,016,107.60
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    14.67%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                               1,045,764.32

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (411,852.13)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   633,912.19
                                 Cumulative Previous Net Losses                                        10,763,009.08
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,396,921.27
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   11.14%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      37.50
          Weighted Average Annual Percentage Rate                                                              20.51%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                5,509,225.65
                                  15% of Outstanding Certificate Balance                                                8,263,838.48
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                               Y-WAIVED
                                                                                                                     ---------------
                      Cap Amount                                                                       15,531,736.10

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      55,092,256.55
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               15,531,736.10
          Beginning of Period Spread Account Balance                                                    7,130,511.78
          Spread Account Deposit (Withdrawal) from Current Distributions                                 (139,118.20)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                                8,540,342.52
          Earnings on Spread Account Balance                                                               33,759.95
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,025,153.53



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $3,305,432.76

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $394,975.31

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,910,457.45

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $29.15

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.48

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.67

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $40,580.99

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $40,580.99

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $2,547,620.89

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,326,246.20

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $75,024,990.48

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $72,620,030.92

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9679446

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $145,778.04

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,001.67

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.29

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.04

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $28,413.59

         (b)       Distributions (to) from Collection Account                                             ($6,332.60)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                      $127.21

         (d)       Ending Payahead Account Balance                                                        $22,208.20

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $10,893,004.64
                          Spread Account Balance                                                       $9,059,399.19

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                ($147,538.99)

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $19,939.29

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,037,512.46

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 219
                          Aggregate Gross Amount                                                       $2,538,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 205
                          Aggregate Gross Amount                                                       $2,582,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            6.26%

         (b)       Average Delinquency Ratio                                                                    6.38%

         (c)       Cumulative Default Ratio                                                                    11.87%

         (d)       Cumulative Net Loss Ratio                                                                    8.96%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                       No(a)

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,363,416.04
     LOCK BOX NSF ITEMS:                                                                                  (53,117.97)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,332.60
     COLLECTION ACCOUNT INTEREST                                                                           11,637.70
     PAYAHEAD ACCOUNT INTEREST                                                                                127.21
     TOTAL COLLECTION PROCEEDS:                                                                         3,328,395.58
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   75,024,990.48
                                 Principal portion of payments collected (non-prepayments)                              1,189,275.56
                                 Prepayments in full allocable to principal                                               486,281.00
                            Collections allocable to principal                                          1,675,556.56
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   350,570.40
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    2,026,126.96

                     Realized Losses                                                                    1,037,512.46
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      71,961,351.06

         INTEREST
                            Collections allocable to interest                                           1,136,970.64
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     165,297.98
                                                                                                      ---------------
                     Total Interest                                                                     1,302,268.62

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 71,273,740.97
         Beginning of Period Class B Principal Balance                                                  4,256,747.40

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,206,938.18
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            20,736.39
         Aggregate Payahead Balance                                                                        22,080.99
         Aggregate Payahead Balance for preceding Distribution Date                                        28,413.59
         Interest Earned on Payahead Balances                                                                 127.21
         Scheduled Payments due in Collection Period                                                    2,547,620.89
         Scheduled Payments collected in Collection Period                                              2,326,246.20
         Aggregate Amount of Realized Losses for preceding Distribution Date                            1,037,512.46

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     908.75
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 219    2,538,000.00
         60+ days delinquent                                                                                     205    2,582,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      5,120,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    671,984.59

         Delinquency Ratio for second preceding Determination Date                                              6.86%
         Delinquency Ratio for third preceding Determination Date                                               6.03%

         Cumulative Defaults for preceding Determination Date                                          13,495,323.77

         Cumulative Net Losses for preceding Determination Date                                         9,817,807.56

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,812,527.20
                              Liquidation Proceeds                                                        350,570.40
                              Recoveries                                                                  165,297.98
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,328,395.58

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,189,275.56
                              Prepayments in full allocable to principal                                  486,281.00
                              Principal Balance of Liquidated Receivables                               1,388,082.86
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   3,063,639.42

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   3,063,639.42
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,910,457.45
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,910,457.45

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       71,273,740.97
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              394,975.31

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   3,063,639.42
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             153,181.97

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        4,256,747.40
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      40,580.99

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,328,395.58
                       minus
                       Class A Principal and Interest Distributable Amount                              3,305,432.76
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             40,580.99
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             153,181.97
                       Class B Principal Carryover Shortfall                                              505,497.88
                       Trustee distributions                                                                1,846.56
                       Standby Servicer distributions                                                       5,001.67
                       Servicer distributions                                                             145,778.04
                       Collateral Agent distributions                                                         944.13
                       Reimbursement Obligations                                                           19,939.29
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                505,497.88
                                                                                                      ---------------
                                                                                                          505,497.88

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)       Standby Fee                                                     5,001.67
            Servicing Fee (2.0%)                                          125,041.65
            Additional Servicing Fee Amounts (late fees, prepayment
              charges, etc.)                                               20,736.39
            Unpaid Standby Fee from prior Collection Periods                    0.00
            Unpaid Servicing Fee from prior Collection Periods                  0.00
  (ii)      Transition Expenses to Standby Servicer                             0.00
  (iii)     Trustee Fee                                                       937.81
            Trustee's out-of-pocket expenses                                  908.75
            Unpaid Trustee Fee from prior Collection Periods                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection
              Periods                                                           0.00
  (iv)      Collateral Agent Fee                                              944.13
            Collateral Agent Expenses                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month         394,975.31
            Prior Month(s) Class A Carryover Shortfall                          0.00
            Class A Interest Carryover Shortfall                                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class A Interest Carryover Shortfall                  0.00
            Class A Interest Distributable Amount                         394,975.31
  (viii)(A) Class B Coupon Interest - Unadjusted                           40,580.99
            Class B Interest Carryover Shortfall - Previous Month(s)            0.00
            Interest on B Interest Shortfall - Previous Month(s)                0.00
            Interest on Interest Carryover from Prior Months                    0.00
            Current Month Class B Interest Shortfall                            0.00
            Adjusted Class B Interest Distributable Amount                 40,580.99
  (v)(B)    Class A Principal Distributable Amount - Current Month      2,910,457.45
            Class A Principal Carryover Shortfall - Previous Month(s)           0.00
            Current Month Class A Principal Shortfall                    (171,188.57)
            Withdrawal from Spread Account to Cover Shortfall             171,188.57
            Class A Principal Distribution Amount                       2,910,457.45
  (vi)      Certificate Insurer Premium                                    19,939.29
            Certificate Insurer Premium Supplement                              0.00
            Other Reimbursement Obligations to Certificate Insurer              0.00
  (vii)     Transition Expenses to successor Servicer                           0.00
       (B)  Class B Principal Distributable Amount - Current Month
              Unadjusted                                                  153,181.97
            Class B Principal Carryover Shortfall - Previous Month(s)     505,497.88
            Current Month Class B Principal Shortfall                    (658,679.86)
            Adjusted Class B Principal Distributable Amount                     0.00
       (C)  Excess Interest (Shortage) Amount for Deposit to
              (withdrawal from) Spread Account                           (191,127.86)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               71,273,740.97
                       Class A Principal Distributions                                                  2,910,457.45
           Class A End of Period Principal Balance                                                     68,363,283.52

           Class B Beginning of Period Principal Balance                                                4,256,747.40
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,256,747.40
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,256,747.40

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,328,395.58
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    548,545.71
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,779,849.87

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,779,849.87
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     40,580.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,739,268.88

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,739,268.88
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,910,457.45
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                              171,188.57
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                           0.00
     (vi)  Certificate Insurer Premium                                                                     19,939.29
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (19,939.29)
           Withdrawal from Spread Account to Cover Deficiency                                              19,939.29
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         153,181.97
     (iii) Prior month(s) carryover shortfalls                                                            505,497.88
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (658,679.86)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (658,679.86)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,120,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,120,000.00

                          Aggregate Gross Principal Balance as of the close of                         81,747,415.19
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.26%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.26%
                          Delinquency Ratio for second preceding Determination Date                             6.83%
                          Delinquency Ratio for third preceding Determination Date                              6.03%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    6.38%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,495,323.77
                                 Current Period Defaulted Receivables                                     671,984.59
                                                                                                      ---------------
                                 Total                                                                 14,167,308.36

                                 Cumulative Defaulted Receivables                                      14,167,308.36
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    11.87%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                               1,388,082.86

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (515,868.38)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   872,214.48
                                 Cumulative Previous Net Losses                                         9,817,807.56
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,690,022.04
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                    8.96%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     39.98
           Weighted Average Annual Percentage Rate                                                             20.46%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     6,535,802.78
                              15% of Outstanding Certificate Balance                                                   10,893,004.64
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                       N(a)
                                                                                                                     ---------------
                       Cap Amount                                                                      10,893,004.64

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          72,620,030.92
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              10,893,004.64
           Beginning of Period Spread Account Balance                                                   9,206,938.18
           Spread Account Deposit (Withdrawal) from Current Distributions                                (191,127.86)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                               1,877,194.32
           Earnings on Spread Account Balance                                                              43,588.87
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,059,399.19


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------


(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,795,577.38

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $153,515.53

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,642,061.85

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $46.96

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.90

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $45.06

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                   $38,255.80

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $23,165.43

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $15,090.37

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $38,255.80

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                        $23,165.43

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                    $15,090.37

          (s)      Scheduled Payments due in such Collection Period                                    $3,382,211.67

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,764,440.91

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                               $104,407,586.42

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $93,415,913.86

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $90,820,814.59

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8698680

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,595,099.28

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0248555

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $205,645.37

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,220.38

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.54

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($84,966.27)

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                    $0.00

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                              ($84,966.27)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $30,121,596.20
                          Spread Account Balance                                                       $3,044,099.12

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $14,342.30

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $25,732.50

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,244,682.63

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 297
                          Aggregate Gross Amount                                                       $3,574,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 310
                          Aggregate Gross Amount                                                       $3,795,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.49%

          (b)      Average Delinquency Ratio                                                                    6.55%

          (c)      Cumulative Default Ratio                                                                    10.29%

          (d)      Cumulative Net Loss Ratio                                                                    7.31%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                              YES
     DEFICIENCY CLAIM AMOUNT                                                                             (169,932.53)

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,490,273.01
     LOCK BOX NSF ITEMS:                                                                                  (67,202.65)
     TOTAL COLLECTION PROCEEDS:                                                                         4,423,070.36
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 104,407,586.42
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       104,407,586.42
                                  Principal portion of payments collected (non-prepayments)                            1,289,436.66
                                  Prepayments in full allocable to principal                                             713,227.00
                          Collections allocable to principal                                            2,002,663.66
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     754,919.48
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,757,583.14

                   Realized Losses                                                                      1,244,682.63
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    100,405,320.65

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,475,004.25
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       190,482.97
                                                                                                      ---------------
                   Total Interest                                                                       1,665,487.22

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              30,199,777.16
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,610,189.65
          Beginning of Period Certificate Balance                                                       2,610,189.65

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,029,756.82
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           31,632.73
          Scheduled Payments due in Collection Period                                                   3,382,211.67
          Scheduled Payments collected in Collection Period                                             2,764,440.91
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,244,682.63

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    533.88
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                297   3,574,000.00
          60+ days delinquent                                                                                    310   3,795,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        7,369,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,228,002.58

          Delinquency Ratio for second preceding Determination Date                                             6.72%
          Delinquency Ratio for third preceding Determination Date                                              6.43%

          Cumulative Defaults for preceding Determination Date                                         14,213,424.44

          Cumulative Net Losses for preceding Determination Date                                        9,910,257.38

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5225%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0225%
          divided by 360                                                                                      0.0112%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,477,667.91
                           Liquidation Proceeds                                                           754,919.48
                           Recoveries                                                                     190,482.97
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                 616.26
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  289.62
                           Investment earnings from Collection Account                                     14,792.21
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,438,768.45

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,289,436.66
                          Prepayments in full allocable to principal                                      713,227.00
                          Principal Balance of Liquidated Receivables                                   1,999,602.11
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,002,265.77

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                   100,405,320.65
                                                                                                      ---------------
                                                                                                       90,364,788.59


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    63.5%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,002,265.77
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,642,061.85
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,642,061.85

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  30,199,777.16
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  153,515.53

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       4,002,265.77
                   Times Class B Percentage                                                                     2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 100,056.64

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       4,002,265.77
                   Times Certificate Percentage                                                                 2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                             100,056.64

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,610,189.65
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          23,165.43

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,610,189.65
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     23,165.43

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,438,768.45
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,795,577.38
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 23,165.43
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 100,056.64
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    1,403.94
                   Standby Servicer distributions                                                           5,220.38
                   Servicer distributions                                                                 205,645.37
                   Collateral Agent distributions                                                             809.07
                   Reimbursement Obligations                                                               25,732.50
                                                                                                      ---------------
                                                                                                          281,157.74

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                               216,206.88
                                                                                                      ---------------
                                                                                                          216,206.88

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      5,220.38
           Servicing Fee (2.0%)                                           174,012.64
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                31,632.73
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              870.06
           Indenture Trustee's out-of-pocket expenses                         533.88
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior
             Collection Periods                                                 0.00
  (iv)     Collateral Agent Fee                                               809.07
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month        153,515.53
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        153,515.53
     (B)   Class A-2 Interest Distributable Amount - Current Month        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                              23,165.43
           Class B Note Interest Carryover Shortfall - Previous Month(s)        0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Class B Interest Shortfall                             0.00
           Adjusted Class B Note Interest Distributable Amount             23,165.43
      (B)  Certificate Interest - Unadjusted                               23,165.43
           Certificate Interest Carryover Shortfall - Previous Month(s)         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)       0.00
           Interest on Certificate Interest Carryover from Prior Months         0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Interest Distributable Amount              23,165.43
  (vii)    Class A Principal Distributable Amount - Current Month       3,642,061.85
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           3,642,061.85
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            25,732.50
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Class B Principal Distributable Amount - Current Month
             Unadjusted                                                   100,056.64
           Class B Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class B Principal Shortfall                      (84,966.27)
           Adjusted Class B Principal Distributable Amount                 15,090.37
           Certificate Principal Distributable Amount - Current Month
             Unadjusted                                                   100,056.64
           Certificate Principal Carryover Shortfall - Previous Month(s)        0.00
           Current Month Certificate Principal Shortfall                  (84,966.27)
           Adjusted Certificate Principal Distributable Amount             15,090.37
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.       0.00
           Spread Account withdrawal for deficiencies                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                              30,199,777.16
                    Class A-1 Principal Distributions                                                   3,642,061.85
           Class A-1 End of Period Principal Amount (prior to turbo)                                   26,557,715.31
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                    26,557,715.31

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,610,189.65
                    Class B Principal Distributable Amount                                                 15,090.37
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,595,099.28
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,595,099.28

           Certificate Beginning of Period Principal Amount                                             2,610,189.65
                    Certificate Principal Distributable Amount                                             15,090.37
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,595,099.28
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,595,099.28

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,438,768.45
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    366,594.29
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,072,174.16

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,072,174.16
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,744,305.96

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,744,305.96
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            23,165.43
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,721,140.53

CLASS B CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                    3,721,140.53
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     23,165.43
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,697,975.10

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,697,975.10
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,642,061.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          55,913.25

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                             55,913.25
     (vi)  Note Insurer Premium                                                                            25,732.50
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          30,180.75

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                       30,180.75
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                         200,113.28
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                (84,966.27)
           Amount Remaining for Further Distribution/ B Certificates (Deficiency)                         (84,966.27)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (169,932.53)



CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             7,369,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                7,369,000.00

                           Aggregate Gross Principal Balance as of the close of                       113,497,912.51
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           6.49%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 6.49%
                           Delinquency Ratio for second preceding Determination Date                            6.72%
                           Delinquency Ratio for third preceding Determination Date                             6.43%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   6.55%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               14,213,424.44
                                   Current Period Defaulted Receivables                                 1,228,002.58
                                                                                                      ---------------
                                   Total                                                               15,441,427.02

                                   Cumulative Defaulted Receivables                                    15,441,427.02
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   10.29%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,999,602.11

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (945,402.45)
                                                                                                      ---------------
                                   Net Liquidation Losses                                               1,054,199.66
                                   Cumulative Previous Net Losses                                       9,910,257.38
                                                                                                      ---------------
                                   Cumulative Net Losses                                               10,964,457.04
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                   7.31%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     42.67
           Weighted Average Annual Percentage Rate                                                             20.39%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                100,405,320.65
                           minus the Securities Balance                                                93,415,913.86
                                                                                                      ---------------
                                                                                                        6,989,406.79
                           divided by the Aggregate Principal Balance                                           6.96%

           Floor OC Percent
                    Aggregate Principal Balance                                                       100,405,320.65
                    minus the Securities Balance                                                       93,415,913.86
                                                                                                      ---------------
                                                                                                        6,989,406.79
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.66%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    93,415,913.86
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               2.04%
                                    if a Trigger Event, 15% minus the OC Percent                                               8.04%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     23.04%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                             100,405,320.65
                                                                                                      ---------------
                                                                                                       30,121,596.20
           Requisite Amount                                                                            30,121,596.20

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              30,121,596.20
           Beginning of Period Spread Account Balance                                                   3,029,756.82
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              27,091,839.38
           Earnings on Spread Account Balance                                                              14,342.30
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,044,099.12




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,710,049.07

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $122,695.87

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,587,353.20

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $49.95

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.26

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $47.68

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $177,469.17

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $35,306.91

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $142,162.26

          (p)      Scheduled Payments due in such Collection Period                                    $2,518,705.11

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,290,254.30

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $80,015,648.96

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $71,835,050.57

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $67,976,430.38

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8495392

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,858,620.19

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0482233

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $153,282.12

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,000.78

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.82

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $23,151,721.11
                          Spread Account Balance                                                       $2,341,446.46

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $125,166.60

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $19,826.46

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $742,250.51

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 219
                          Aggregate Gross Amount                                                       $2,762,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 158
                          Aggregate Gross Amount                                                       $1,971,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.44%

          (b)      Average Delinquency Ratio                                                                    5.49%

          (c)      Cumulative Default Ratio                                                                     7.50%

          (d)      Cumulative Net Loss Ratio                                                                    5.17%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,462,733.69
     LOCK BOX NSF ITEMS:                                                                                  (50,494.29)
     TOTAL COLLECTION PROCEEDS:                                                                         3,412,239.40
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  80,015,648.96
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        80,015,648.96
                                  Principal portion of payments collected (non-prepayments)                            1,106,905.00
                                  Prepayments in full allocable to principal                                             679,165.00
                          Collections allocable to principal                                            1,786,070.00
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     314,924.76
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,100,994.76

                   Realized Losses                                                                        742,250.51
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     77,172,403.69

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,183,349.30
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       127,895.34
                                                                                                      ---------------
                   Total Interest                                                                      $1,311,244.64

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              24,256,184.98
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             4,000,782.45

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,216,279.86
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,922.71
          Scheduled Payments due in Collection Period                                                   2,518,705.11
          Scheduled Payments collected in Collection Period                                             2,290,254.30
          Aggregate Amount of Realized Losses for preceding Distribution Date                             742,250.51

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    484.45
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                219   2,762,000.00
          60+ days delinquent                                                                                    158   1,971,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        4,733,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  747,015.30

          Delinquency Ratio for second preceding Determination Date                                             5.82%
          Delinquency Ratio for third preceding Determination Date                                              5.22%

          Cumulative Defaults for preceding Determination Date                                          7,194,976.80

          Cumulative Net Losses for preceding Determination Date                                        4,856,539.42

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,969,419.30
                           Liquidation Proceeds                                                           314,924.76
                           Recoveries                                                                     127,895.34
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     11,959.22
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,424,198.62

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,106,905.00
                          Prepayments in full allocable to principal                                      679,165.00
                          Principal Balance of Liquidated Receivables                                   1,057,175.27
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,843,245.27

          Class A Target Amount
                       90%                                                                                       90%
                   times Aggregate Principal Balance of Receivables                                    77,172,403.69
                                                                                                      ---------------
                                                                                                       69,455,163.32

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%

                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    62.1%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,843,245.27
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,587,353.20
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,587,353.20

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  24,256,184.98
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  122,695.87

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,843,245.27
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 142,162.26

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,424,198.62
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,953,163.96
                   Beginning of Period Principal Balance of the Certificates                            4,000,782.45
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      35,306.91
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 35,306.91
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 142,162.26
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    1,151.25
                   Standby Servicer distributions                                                           4,000.78
                   Servicer distributions                                                                 153,282.12
                   Collateral Agent distributions                                                             621.37
                   Reimbursement Obligations                                                               19,826.46
                                                                                                      ---------------
                                                                                                          114,683.51

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)      Standby Fee                                                      4,000.78
           Servicing Fee (2.0%)                                           133,359.41
           Additional Servicing Fee Amounts (late fees, prepayment
             charges, etc.)                                                19,922.71
           Unpaid Standby Fee from prior Collection Periods                     0.00
           Unpaid Servicing Fee from prior Collection Periods                   0.00
  (ii)     Transition Expenses to Standby Servicer                              0.00
  (iii)    Indenture Trustee Fee                                              666.80
           Indenture Trustee's out-of-pocket expenses                         484.45
           Unpaid Indenture Trustee Fee from prior Collection Periods           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior
             Collection Periods                                                 0.00
           Owner Trustee Fee                                                    0.00
           Owner Trustee's out-of-pocket expenses                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods  0.00
  (iv)     Collateral Agent Fee                                               621.37
           Collateral Agent Expenses                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods           0.00
           Unpaid Collateral Agent Expenses from prior Collection
            Periods                                                             0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month        122,695.87
           Prior Month(s) Class A-1 Interest Carryover Shortfall                0.00
           Class A-1 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                 0.00
           Class A-1 Interest Distributable Amount                        122,695.87
     (B)   Class A-2 Interest Distributable Amount - Current Month        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                0.00
           Class A-2 Interest Carryover Shortfall                               0.00
           Interest on Interest Carryover from Prior Months                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                 0.00
           Class A-2 Interest Distributable Amount                        243,114.89
  (vi)(A)  Certificate Note Interest - Unadjusted                          35,306.91
           Certificate Note Interest Carryover Shortfall - Previous
            Month(s)                                                            0.00
           Interest on B Interest Shortfall - Previous Month(s)                 0.00
           Interest on B Interest Carryover from Prior Months                   0.00
           Current Month Certificate Interest Shortfall                         0.00
           Adjusted Certificate Note Interest Distributable Amount         35,306.91
  (vii)    Class A Principal Distributable Amount - Current Month       2,587,353.20
           Class A Principal Carryover Shortfall - Previous Month(s)            0.00
           Current Month Class A Principal Shortfall                            0.00
           Withdrawal from Spread Account to Cover Shortfall                    0.00
           Class A Principal Distribution Amount to Class A-1           2,587,353.20
           Class A Principal Distribution Amount to Class A-2                   0.00
  (viii)   Note Insurer Premium                                            19,826.46
           Note Insurer Premium Supplement                                      0.00
           Other Reimbursement Obligations to Note Insurer                      0.00
  (ix)     Transition Expenses to successor Servicer                            0.00
  (x)      Certificate Principal Distributable Amount - Current
             Month Unadjusted                                             142,162.26
           Certificate Principal Carryover Shortfall - Previous Month(s)        0.00
           Current Month Certificate Principal Shortfall                        0.00
           Adjusted Certificate Principal Distributable Amount            142,162.26
  (xi)     Until the Target Payment Date, remaining amount to Class A
             Noteholders                                                        0.00
           Amount to Class A-1 Noteholders                                      0.00
           Amount to Class A-2 Noteholders                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct. 114,683.51
           Spread Account Withdrawal to cover deficiencies                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                 24,256,184.98
                 Class A-1 Principal Distributions                                                      2,587,353.20
        Class A-1 End of Period Principal Amount (prior to turbo)                                      21,668,831.78
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                       21,668,831.78

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                4,000,782.45
                 Certificate Principal Distributable Amount                                               142,162.26
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,858,620.19
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,858,620.19

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,424,198.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    524,866.28
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,899,332.34

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,899,332.34
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     35,306.91
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,864,025.43

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,864,025.43
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,587,353.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         276,672.23

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     276,672.23
     (vi)  Note Insurer Premium                                                                            19,826.46
     (v)   Note Insurer Premium Supplement                                                                      0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         256,845.77

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      256,845.77
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        142,162.26
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              114,683.51
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                114,683.51

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             4,733,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                4,733,000.00

                           Aggregate Gross Principal Balance as of the close of                        86,996,496.82
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.44%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.44%
                           Delinquency Ratio for second preceding Determination Date                            5.82%
                           Delinquency Ratio for third preceding Determination Date                             5.22%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   5.49%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables                7,194,976.80
                                   Current Period Defaulted Receivables                                   747,015.30
                                                                                                      ---------------
                                   Total                                                                7,941,992.10

                                   Cumulative Defaulted Receivables                                     7,941,992.10
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                    7.50%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,057,175.27

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (442,820.10)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 614,355.17
                                   Cumulative Previous Net Losses                                       4,856,539.42
                                                                                                      ---------------
                                   Cumulative Net Losses                                                5,470,894.59
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   5.17%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     44.69
           Weighted Average Annual Percentage Rate                                                             20.30%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 77,172,403.69
                           minus the Securities Balance                                                71,835,050.57
                                                                                                      ---------------
                                                                                                        5,337,353.12
                           divided by the Aggregate Principal Balance                                           6.92%

           Floor OC Percent
                    Aggregate Principal Balance                                                        77,172,403.69
                    minus the Securities Balance                                                       71,835,050.57
                                                                                                      ---------------
                                                                                                        5,337,353.12
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                5.04%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     71,835,050.57
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                2.08%
                                   if a Trigger Event, 15% minus the OC Percent                                                8.08%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      23.08%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               77,172,403.69
                                                                                                      ---------------
                                                                                                       23,151,721.11
                    Requisite Amount                                                                   23,151,721.11

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                          N(a)

           Required Spread Account Amount                                                              23,151,721.11
           Beginning of Period Spread Account Balance                                                   2,216,279.86
           Spread Account Deposit (Withdrawal) from Current Distributions                                 114,683.51
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                              20,820,757.73
           Earnings on Spread Account Balance                                                              10,483.09
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                2,341,446.46




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,559,734.39

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $168,107.76

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,391,626.63

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $45.91

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $3.02

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $42.90

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $164,884.13

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $33,476.07

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $131,408.06

          (p)      Scheduled Payments due in such Collection Period                                    $2,352,529.54

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,081,645.30

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $76,234,254.66

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $68,684,799.99

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $65,008,503.66

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8527466

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,676,296.33

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0482237

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $142,733.77

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,811.71

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.56

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.07

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,081,828.06
                          Spread Account Balance                                                       $2,584,505.88

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $87,406.83

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $21,127.76

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $715,908.24

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 179
                          Aggregate Gross Amount                                                       $2,366,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 200
                          Aggregate Gross Amount                                                       $2,569,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            6.03%

          (b)      Average Delinquency Ratio                                                                    6.01%

          (c)      Cumulative Default Ratio                                                                     5.77%

          (d)      Cumulative Net Loss Ratio                                                                    3.83%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,193,582.47
     LOCK BOX NSF ITEMS:                                                                                  (47,351.46)
     TOTAL COLLECTION PROCEEDS:                                                                         3,146,231.01
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  76,234,254.66
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        76,234,254.66
                                 Principal portion of payments collected (non-prepayments)                               926,558.05
                                 Prepayments in full allocable to principal                                              542,419.00
                          Collections allocable to principal                                            1,468,977.05
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     443,275.84
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,912,252.89

                   Realized Losses                                                                        715,908.24
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     73,606,093.53


          INTEREST
                          Collections allocable to interest                                            $1,155,087.25
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        78,890.87
                                                                                                      ---------------
                   Total Interest                                                                      $1,233,978.12

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              32,225,130.29
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,807,704.39

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,497,099.05
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,676.68
          Scheduled Payments due in Collection Period                                                   2,352,529.54
          Scheduled Payments collected in Collection Period                                             2,081,645.30
          Aggregate Amount of Realized Losses for preceding Distribution Date                             715,908.24

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    501.55
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                179    2,366,000.00
          60+ days delinquent                                                                                    200    2,569,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             4,935,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          734,694.36
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             6.12%
          Delinquency Ratio for third preceding Determination Date                                              5.88%

          Cumulative Defaults for preceding Determination Date                                          4,782,860.36

          Cumulative Net Losses for preceding Determination Date                                        3,031,286.25

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,624,064.30
                          Liquidation Proceeds                                                            443,275.84
                          Recoveries                                                                       78,890.87
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,983.56
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,157,214.57

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       926,558.05
                          Prepayments in full allocable to principal                                      542,419.00
                          Principal Balance of Liquidated Receivables                                   1,159,184.08
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,628,161.13

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    73,606,093.53
                                                                                                      --------------
                                                                                                       66,245,484.18

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                               Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     No
                   On or Prior to Target Payment Date                                                          95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                        91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                   49.4%
                                                                                                      ---------------
                                                                                                               91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,628,161.13
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,391,626.63
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,391,626.63

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  32,225,130.29
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  168,107.76

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,628,161.13
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 131,408.06

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,157,214.57
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,747,334.39
                   Beginning of Period Principal Balance of the Certificates                            3,807,704.39
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      33,476.07
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 33,476.07
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 131,408.06
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    1,136.84
                   Standby Servicer distributions                                                           3,811.71
                   Servicer distributions                                                                 142,733.77
                   Collateral Agent distributions                                                             593.40
                   Reimbursement Obligations                                                               21,127.76
                                                                                                      ---------------
                                                                                                           75,592.57

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):

                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,811.71
         Servicing Fee (2.0%)                                             127,057.09
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            15,676.68
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                                635.29
         Indenture Trustee's out-of-pocket expenses                           501.55
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                                 593.40
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          168,107.76
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          168,107.76
     (B) Class A-2 Interest Distributable Amount - Current Month          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          187,600.00
  (vi)(A)Certificate Note Interest - Unadjusted                            33,476.07
         Certificate Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on B Interest Carryover from Prior Months                     0.00
         Current Month Certificate Interest Shortfall                           0.00
         Adjusted Certificate Note Interest Distributable Amount           33,476.07
  (vii)  Class A Principal Distributable Amount - Current Month         2,391,626.63
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount to Class A-1             2,391,626.63
         Class A Principal Distribution Amount to Class A-2                     0.00
  (viii) Note Insurer Premium                                              21,127.76
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Certificate Principal Distributable Amount - Current
          Month Unadjusted                                                131,408.06
         Certificate Principal Carryover Shortfall - Previous Month(s)          0.00
         Current Month Certificate Principal Shortfall                          0.00
         Adjusted Certificate Principal Distributable Amount              131,408.06
  (xi)   Until the Target Payment Date, remaining amount to Class A
          Noteholders                                                           0.00
         Amount to Class A-1 Noteholders                                        0.00
         Amount to Class A-2 Noteholders                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into
          Spread Acct.                                                     75,592.57
         Spread Account Withdrawal to cover deficiencies                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               32,225,130.29
                   Class A-1 Principal Distributions                                                    2,391,626.63
          Class A-1 End of Period Principal Amount (prior to turbo)                                    29,833,503.66
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     29,833,503.66

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,807,704.39
                   Certificate Principal Distributable Amount                                             131,408.06
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                3,676,296.33
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 3,676,296.33

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,157,214.57
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    503,983.48
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,653,231.09

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,653,231.09
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     33,476.07
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,619,755.02

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,619,755.02
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                  2,391,626.63
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          228,128.39

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                     228,128.39
     (vi) Note Insurer Premium                                                                             21,127.76
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          207,000.63

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      207,000.63
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         131,408.06
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                75,592.57
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               4,935,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  4,935,000.00

                          Aggregate Gross Principal Balance as of the close of                         81,871,592.36
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            6.03%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.03%
                          Delinquency Ratio for second preceding Determination Date                             6.12%
                          Delinquency Ratio for third preceding Determination Date                              5.88%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    6.01%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  4,782,860.36
                                 Current Period Defaulted Receivables                                     734,694.36
                                                                                                      ---------------
                                 Total                                                                  5,517,554.72

                                 Cumulative Defaulted Receivables                                       5,517,554.72
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                     5.77%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,159,184.08

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (522,166.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   637,017.37
                                 Cumulative Previous Net Losses                                         3,031,286.25
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,668,303.62
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    3.83%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      46.01
          Weighted Average Annual Percentage Rate                                                              20.21%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  73,606,093.53
                          minus the Securities Balance                                                 68,684,799.99
                                                                                                      ---------------
                                                                                                        4,921,293.54
                          divided by the Aggregate Principal Balance                                            6.69%

          Floor OC Percent
                   Aggregate Principal Balance                                                         73,606,093.53
                   minus the Securities Balance                                                        68,684,799.99
                                                                                                      ---------------
                                                                                                        4,921,293.54
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                5.14%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      68,684,799.99
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 2.3%
                                   if a Trigger Event, 15% minus the OC Percent                                                 8.3%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.3%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               73,606,093.53
                                                                                                      ---------------
                                                                                                       22,081,828.06
                          Requisite Amount                                                             22,081,828.06

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               22,081,828.06
          Beginning of Period Spread Account Balance                                                    2,497,099.05
          Spread Account Deposit (Withdrawal) from Current Distributions                                   75,592.57
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               19,509,136.44
          Earnings on Spread Account Balance                                                               11,814.26
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 2,584,505.88




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------




(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,692,319.29

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $783,173.57

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,909,145.72

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $32.05

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.41

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $27.64

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $261,065.92

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $70,416.92

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $190,649.00

           (j)     Scheduled Payments due in such Collection Period                                    $4,918,053.94

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,327,514.24

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $164,878,645.02

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $159,778,850.30

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9690694

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $307,455.44

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,434.97

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.73

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $41,550.56

           (b)     Distributions (to) from Collection Account                                             ($7,221.66)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $400.07

           (d)     Ending Payahead Account Balance                                                        $34,728.97

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $47,933,655.09
                          Spread Account Balance                                                      $21,296,552.10

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                   $98,448.86

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $51,839.57

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,481,334.41

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 342
                          Aggregate Gross Amount                                                       $4,576,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                342
                           Aggregate Gross Amount                                                      $4,576,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            5.48%

           (b)     Average Delinquency Ratio                                                                    5.52%

           (c)     Cumulative Default Ratio                                                                     3.25%

           (d)     Cumulative Net Loss Ratio                                                                    1.72%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,380,599.88
     LOCK BOX NSF ITEMS:                                                                                  (89,322.74)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  7,221.66
     COLLECTION ACCOUNT INTEREST                                                                           21,601.42
     PAYAHEAD ACCOUNT INTEREST                                                                                400.07
     TOTAL COLLECTION PROCEEDS:                                                                         6,320,500.29
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 164,878,645.02
                                 Principal portion of payments collected (non-prepayments)                             1,834,780.96
                                 Prepayments in full allocable to principal                                              998,351.00
                          Collections allocable to principal                                            2,833,131.96
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     853,055.44
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,686,187.40

                   Realized Losses                                                                      1,481,334.41
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    159,711,123.21

          INTEREST
                          Collections allocable to interest                                             2,492,733.28
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       141,579.61
                                                                                                      ---------------
                   Total Interest                                                                       2,634,312.89

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               156,634,713.09
          Beginning of Period Class B Principal Balance                                                 8,243,931.93

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,198,103.24
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           32,657.70
          Aggregate Payahead Balance                                                                       34,328.90
          Aggregate Payahead Balance for preceding Distribution Date                                       41,550.56
          Interest Earned on Payahead Balances                                                                400.07
          Scheduled Payments due in Collection Period                                                   4,918,053.94
          Scheduled Payments collected in Collection Period                                             4,327,514.24
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,481,334.41

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,637.12
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                342   4,576,000.00
          60+ days delinquent                                                                                    400   5,185,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1      12,014.70

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             9,761,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,464,141.82
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.73%
          Delinquency Ratio for third preceding Determination Date                                              5.35%

          Cumulative Defaults for preceding Determination Date                                          4,606,088.03

          Cumulative Net Losses for preceding Determination Date                                        1,881,959.41

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,325,865.24
                          Liquidation Proceeds                                                            853,055.44
                          Recoveries                                                                      141,579.61
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,320,500.29

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,834,780.96
                          Prepayments in full allocable to principal                                      998,351.00
                          Principal Balance of Liquidated Receivables                                   2,334,389.85
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,167,521.81

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,167,521.81
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,909,145.72
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,909,145.72

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          156,634,713.09
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  783,173.57

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,167,521.81
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 258,376.09

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            8,243,931.93
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          70,416.92

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,320,500.29
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,692,319.29
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 70,416.92
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 258,376.09
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    3,011.11
                   Standby Servicer distributions                                                           3,434.97
                   Servicer distributions                                                                 307,455.44
                   Collateral Agent distributions                                                           1,373.99
                   Reimbursement Obligations                                                               51,839.57
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        3,434.97
         Servicing Fee (2.0%)                                             274,797.74
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            32,657.70
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,373.99
         Trustee's out-of-pocket expenses                                   1,637.12
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior
          Collection Periods                                                    0.00
  (iv)   Collateral Agent Fee                                               1,373.99
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month            783,173.57
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            783,173.57
(viii)(A)Class B Coupon Interest - Unadjusted                              70,416.92
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    70,416.92
  (v)(B) Class A Principal Distributable Amount - Current Month         4,909,145.72
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,909,145.72
  (vi)   Certificate Insurer Premium                                       51,839.57
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (vii)  Transition Expenses to successor Servicer                              0.00
      (B)Class B Principal Distributable Amount - Current Month
          Unadjusted                                                      258,376.09
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Shortfall                        (67,727.09)
         Adjusted Class B Principal Distributable Amount                  190,649.00
      (C)Excess Interest (Shortage) Amount for Deposit to
          (withdrawal from) Spread Account                                      0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               156,634,713.09
                   Class A Principal Distributions                                                      4,909,145.72
          Class A End of Period Principal Balance                                                     151,725,567.37

          Class B Beginning of Period Principal Balance                                                 8,243,931.93
                   Class B Principal Distributable Amount                                                 190,649.00
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   8,053,282.93
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    8,053,282.93

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,320,500.29
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                 1,098,449.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,222,051.21

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,222,051.21
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    70,416.92
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,151,634.29

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,151,634.29
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,909,145.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         242,488.57

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    242,488.57
     (vi)  Certificate Insurer Premium                                                                     51,839.57
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         190,649.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     190,649.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        258,376.09
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (67,727.09)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (67,727.09)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,761,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,761,000.00

                          Aggregate Gross Principal Balance as of the close of                        178,175,677.11
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.48%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.48%
                          Delinquency Ratio for second preceding Determination Date                             5.73%
                          Delinquency Ratio for third preceding Determination Date                              5.35%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.52%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  4,606,088.03
                                 Current Period Defaulted Receivables                                   1,464,141.82
                                                                                                      ---------------
                                 Total                                                                  6,070,229.85

                                 Cumulative Defaulted Receivables                                       6,070,229.85
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     3.25%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,334,389.85

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (994,635.05)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,339,754.80
                                 Cumulative Previous Net Losses                                         1,881,959.41
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,221,714.21
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    1.72%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      48.73
          Weighted Average Annual Percentage Rate                                                              20.33%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    21,570,144.79
                          18.5% of Outstanding Certificate Balance                                                    29,559,087.31
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          47,933,655.09

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            159,778,850.30
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               47,933,655.09
          Beginning of Period Spread Account Balance                                                   21,198,103.24
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               26,735,551.85
          Earnings on Spread Account Balance                                                               98,448.86
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,296,552.10



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------





(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                       11/16/98
Collection Period                                                          10/98

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,177,399.57

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $947,643.42

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,229,756.15

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $25.82

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $4.73

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.10

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $307,301.42

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $84,682.68

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $222,618.74

          (j)      Scheduled Payments due in such Collection Period                                    $5,714,731.36

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $5,399,968.62

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $192,103,169.83

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.9102591

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $366,660.17

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,094.91

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.83

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   1
                          Aggregate Purchase Amount                                                       $13,003.95

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $36,760.77

          (b)      Distributions (to) from Collection Account                                             ($4,841.50)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $323.17

          (d)      Ending Payahead Account Balance                                                        $32,242.44

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $57,630,950.95
                          Spread Account Balance                                                      $19,887,693.85

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                               $1,059,403.76

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $62,353.49

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $750,445.93

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 458
                          Aggregate Gross Amount                                                       $5,771,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 402
                          Aggregate Gross Amount                                                       $5,558,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.35%

          (b)      Average Delinquency Ratio                                                                    5.14%

          (c)      Cumulative Default Ratio                                                                     1.60%

          (d)      Cumulative Net Loss Ratio                                                                    0.50%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,997,018.34
     LOCK BOX NSF ITEMS:                                                                                 (126,154.18)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  4,841.50
     COLLECTION ACCOUNT INTEREST                                                                           23,487.87
     PAYAHEAD ACCOUNT INTEREST                                                                                323.17
     TOTAL COLLECTION PROCEEDS:                                                                         6,899,516.70
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 196,555,545.28
                                 Principal portion of payments collected (non-prepayments)                             2,227,920.36
                                 Prepayments in full allocable to principal                                              974,207.00
                          Collections allocable to principal                                            3,202,127.36
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     486,797.65
                          Purchase Amounts allocable to principal                                          13,003.95
                                                                                                      ---------------
                   Total Principal                                                                      3,701,928.96

                   Realized Losses                                                                        750,445.93
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    192,103,170.39

          INTEREST
                          Collections allocable to interest                                             3,172,048.26
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        25,539.48
                                                                                                      ---------------
                   Total Interest                                                                       3,197,587.74


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               186,727,767.99
          Beginning of Period Class B Principal Balance                                                 9,827,776.73

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   18,828,290.09
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           39,067.59
          Aggregate Payahead Balance                                                                       31,919.27
          Aggregate Payahead Balance for preceding Distribution Date                                       36,760.77
          Interest Earned on Payahead Balances                                                                323.17
          Scheduled Payments due in Collection Period                                                   5,714,731.36
          Scheduled Payments collected in Collection Period                                             5,399,968.62
          Aggregate Amount of Realized Losses for preceding Distribution Date                             750,445.93

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,492.85
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                458   5,771,000.00
          60+ days delinquent                                                                                    402   5,558,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   1      13,003.95

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            11,329,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                     13,003.95
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,642,355.14
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.51%
          Delinquency Ratio for third preceding Determination Date                                              4.57%

          Cumulative Defaults for preceding Determination Date                                          1,743,808.27

          Cumulative Net Losses for preceding Determination Date                                          336,699.79


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,374,175.62
                          Liquidation Proceeds                                                            486,797.65
                          Recoveries                                                                       25,539.48
                          Purchase Amounts                                                                 13,003.95
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,899,516.70


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,227,920.36
                          Prepayments in full allocable to principal                                      974,207.00
                          Principal Balance of Liquidated Receivables                                   1,237,243.58
                          Purchase Amounts allocable to principal                                          13,003.95
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,452,374.89

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,452,374.89
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,229,756.15
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,229,756.15

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          186,727,767.99
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  947,643.42


          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,452,374.89
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 222,618.74

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            9,827,776.73
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          84,682.68


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,094.91
         Servicing Fee (2.0%)                                             327,592.58
         Additional Servicing Fee Amounts (late fees,
          prepayment charges, etc.)                                        39,067.59
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Trustee Fee                                                        1,228.47
         Trustee's out-of-pocket expenses                                   1,492.85
         Unpaid Trustee Fee from prior Collection Periods                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,228.47
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted               947,643.42
         Prior Month(s) Class A Carryover Shortfall                             0.00
         Class A Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A Interest Carryover Shortfall                     0.00
         Class A Interest Distributable Amount                            947,643.42
  (vi)   Class B Coupon Interest - Unadjusted                              84,682.68
         Class B Interest Carryover Shortfall - Previous Month(s)               0.00
         Interest on B Interest Shortfall - Previous Month(s)                   0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                               0.00
         Adjusted Class B Interest Distributable Amount                    84,682.68
  (vii)  Class A Principal Distributable Amount - Current Month         4,229,756.15
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                          4,229,756.15
  (viii) Certificate Insurer Premium                                       62,353.49
         Certificate Insurer Premium Supplement                                 0.00
         Other Reimbursement Obligations to Certificate Insurer                 0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted              222,618.74
         Class B Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class B Principal Carryover Shortfall                    0.00
         Adjusted Class B Principal Distributable Amount                  222,618.74
  (xi)   Remaining amounts to Collateral Agent for deposit in
          Spread Account                                                  977,757.35


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               186,727,767.99
                   Class A Principal Distributions                                                      4,229,756.15
          Class A End of Period Principal Balance                                                     182,498,011.84

          Class B Beginning of Period Principal Balance                                                 9,827,776.73
                   Class B Principal Distributable Amount                                                 222,618.74
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   9,605,157.99
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    9,605,157.99

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,899,516.70
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,322,348.29
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,577,168.41

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,577,168.41
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     84,682.68
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,492,485.73

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,492,485.73
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  4,229,756.15
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,262,729.58

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                             1,262,729.58
           Certificate Insurer Premium                                                                     62,353.49
           Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                       1,200,376.10

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    1,200,376.10
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         222,618.74
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              977,757.35
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                977,757.35

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              11,329,000.00
                                 Purchased receivables more than 30 days delinquent                        13,003.95
                                                                                                      ---------------
                                 Total                                                                 11,342,003.95

                          Aggregate Gross Principal Balance as of the close of                        211,887,374.19
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            5.35%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.35%
                          Delinquency Ratio for second preceding Determination Date                             5.51%
                          Delinquency Ratio for third preceding Determination Date                              4.57%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.14%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  1,743,808.27
                                 Current Period Defaulted Receivables                                   1,642,355.14
                                                                                                      ---------------
                                 Total                                                                  3,386,163.41

                                 Cumulative Defaulted Receivables                                       3,386,163.41
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     1.60%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,237,243.58

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (512,337.13)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   724,906.45
                                 Cumulative Previous Net Losses                                           336,699.79
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  1,061,606.24
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    0.50%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      51.21
          Weighted Average Annual Percentage Rate                                                              20.40%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    25,933,927.93
                          19.5% of Outstanding Certificate Balance                                                    37,460,118.12
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)
                                                                                                                     ---------------
                   Cap Amount                                                                          57,630,950.95

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            192,103,169.83
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               57,630,950.95
          Beginning of Period Spread Account Balance                                                   18,828,290.09
          Spread Account Deposit (Withdrawal) from Current Distributions                                  977,757.35
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               37,824,903.51
          Earnings on Spread Account Balance                                                               81,646.41
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,887,693.85

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.9102591
                   Class B Principal %                                                                          5.00%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             960,515.80
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      9,605,157.99
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  4,272.08
          Amount of Reserve Fund deposit (withdrawal)                                                      (4,272.08)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------



(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                      11/16/98
Collection Period                                                         10/98

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $5,939,877.40

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $102,341.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,837,536.40

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                  $165.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.84

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $162.15

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $448,883.33

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $448,883.33

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.88

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.88

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $0.00

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $231,299,043.50

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $213,781,421.04

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9242642

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $422,014.25

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,818.73

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $11.72

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   9
                          Aggregate Purchase Amount                                                      $128,194.67

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $79,527,369.03
                          Spread Account Balance                                                      $19,458,988.25

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $91,681.35

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $118,592.39

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $517,755.74

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 471
                          Aggregate Gross Amount                                                       $6,304,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 290
                          Aggregate Gross Amount                                                       $3,959,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.16%

          (b)      Average Delinquency Ratio                                                                    3.32%

          (c)      Cumulative Default Ratio                                                                     0.41%

          (d)      Cumulative Net Loss Ratio                                                                    0.23%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                        No(a)


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,594,467.97
     LOCK BOX NSF ITEMS:                                                                                 (139,468.97)
     TOTAL COLLECTION PROCEEDS:                                                                         7,454,999.00
     FOR DISTRIBUTION DATE:                                                                                 11/16/98
     FOR DETERMINATION DATE:                                                                                 11/6/98
     FOR COLLECTION PERIOD:                                                                                    10/98

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 231,299,043.50
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       231,299,043.50
                                 Principal portion of payments collected (non-prepayments)                             2,547,397.18
                                 Prepayments in full allocable to principal                                              772,152.00
                          Collections allocable to principal                                            3,319,549.18
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     112,489.55
                          Purchase Amounts allocable to principal                                         128,194.67
                                                                                                      ---------------
                   Total Principal                                                                      3,560,233.40

                   Realized Losses                                                                        517,755.74
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    227,221,054.36

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,891,818.91
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                         2,946.69
                                                                                                      ---------------
                   Total Interest                                                                       3,894,765.60

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              20,086,957.44
          Beginning of Period Class A-2 Principal Balance                                              92,000,000.00
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,367,306.90
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           36,515.84
          Scheduled Payments due in Collection Period                                                   6,593,062.72
          Scheduled Payments collected in Collection Period                                             6,439,216.09
          Aggregate Amount of Realized Losses for preceding Distribution Date                             517,755.74

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,175.91
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                471   6,304,000.00
          60+ days delinquent                                                                                    290   3,959,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   9     128,194.67

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close            10,263,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                    128,194.67
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          870,675.82
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             3.52%
          Delinquency Ratio for third preceding Determination Date                                              2.29%

          Cumulative Defaults for preceding Determination Date                                            118,733.95

          Cumulative Net Losses for preceding Determination Date                                           27,653.36

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N(a)

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,211,368.09
                          Liquidation Proceeds                                                            112,489.55
                          Recoveries                                                                        2,946.69
                          Purchase Amounts                                                                128,194.67
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                3,617.98
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                     0.00
                          Investment earnings from Collection Account                                      22,621.23
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,481,238.21

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,547,397.18
                          Prepayments in full allocable to principal                                      772,152.00
                          Principal Balance of Liquidated Receivables                                     630,245.29
                          Purchase Amounts allocable to principal                                         128,194.67
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,077,989.14

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   227,221,054.36
                                                                                                      ---------------
                                                                                                      204,498,948.92


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         90.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    41.9%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       4,077,989.14
                   Times Class A Noteholders' Percentage                                                          98%
                                                                                                      ---------------
                                                                                                        3,996,429.36
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,996,429.36

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  20,086,957.44
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  100,657.98

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  92,000,000.00
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  448,883.33

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,481,238.21
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,089,028.63
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,994.15
                   Standby Servicer distributions                                                           4,818.73
                   Servicer distributions                                                                 422,014.25
                   Insurance and Reimbursement Obligations                                                118,592.39
                                                                                                      ---------------
                                                                                                        1,842,790.06
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                              Use
                                                                              ---
  (i)    Standby Fee                                                        4,818.73
         Servicing Fee (2.0%)                                             385,498.41
         Additional Servicing Fee Amounts
          (late fees, prepayment charges, etc.)                            36,515.84
         Unpaid Standby Fee from prior Collection Periods                       0.00
         Unpaid Servicing Fee from prior Collection Periods                     0.00
  (ii)   Transition Expenses to Standby Servicer                                0.00
  (iii)  Indenture Trustee Fee                                              1,445.62
         Indenture Trustee's out-of-pocket expenses                         1,175.91
         Unpaid Indenture Trustee Fee from prior Collection Periods             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior
          Collection Periods                                                    0.00
         Owner Trustee Fee                                                      0.00
         Owner Trustee's out-of-pocket expenses                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection
          Periods                                                               0.00
  (iv)   Collateral Agent Fee                                               1,372.62
         Collateral Agent Expenses                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month          102,341.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                  0.00
         Class A-1 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                   0.00
         Class A-1 Interest Distributable Amount                          102,341.00
     (B) Class A-2 Interest Distributable Amount - Current Month          448,883.33
         Prior Month(s) Class A-2 Interest Carryover Shortfall                  0.00
         Class A-2 Interest Carryover Shortfall                                 0.00
         Interest on Interest Carryover from Prior Months                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                   0.00
         Class A-2 Interest Distributable Amount                          448,883.33
  (vi)(A)Class A-3 Note Interest - Unadjusted                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)        0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-3 Interest Shortfall                             0.00
         Adjusted Class A-3 Interest Distributable Amount                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous
          Month(s)                                                              0.00
         Interest on Interest Shortfall - Previous Month(s)                     0.00
         Current Month Class A-4 Interest Shortfall                             0.00
         Adjusted Class A-4 Interest Distributable Amount                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month         3,996,429.36
         Class A Principal Carryover Shortfall - Previous Month(s)              0.00
         Current Month Class A Principal Shortfall                              0.00
         Withdrawal from Spread Account to Cover Shortfall                      0.00
         Class A Total Adjusted Distributable Amount                    3,996,429.36
         Class A Principal Distribution Amount to Class A-1             3,996,429.36
         Class A Principal Distribution Amount to Class A-2                     0.00
         Class A Principal Distribution Amount to Class A-3                     0.00
         Class A Principal Distribution Amount to Class A-4                     0.00
  (viii) Note Insurer Premium                                             118,592.39
         Note Insurer Premium Supplement                                        0.00
         Other Reimbursement Obligations to Note Insurer                        0.00
  (ix)   Transition Expenses to successor Servicer                              0.00
  (xi)   Until the Target Payment Date, remaining amount to
          Class A Noteholders                                           1,841,107.04
         Amount to Class A-1 Noteholders                                1,841,107.04
         Amount to Class A-2 Noteholders                                        0.00
         Amount to Class A-3 Noteholders                                        0.00
         Amount to Class A-4 Noteholders                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.         0.00
         Spread Account withdrawal for deficiencies                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               20,086,957.44
                   Class A-1 Principal Distributions                                                    3,996,429.36
          Class A-1 End of Period Principal Amount (prior to turbo)                                    16,090,528.08
                   Additional Principal Distribution                                                    1,841,107.04
          Class A-1 End of Period Principal Amount                                                     14,249,421.04

          Class A-2 Beginning of Period Principal Amount                                               92,000,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    92,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     92,000,000.00

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,481,238.21
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    533,168.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,948,070.08

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           6,948,070.08
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           448,883.33
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,499,186.75

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          6,499,186.75
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,374,290.92

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    6,374,290.92
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls 0.00 (iv)Interest on Prior month(s) carryover shortfalls          0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        5,956,128.79

CLASS A-1 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           5,956,128.79
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         3,996,429.36
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,959,699.43

CLASS A-2 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           1,959,699.43
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                           118,592.39
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,841,107.04

CLASS A-3 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           1,841,107.04
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                                 0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,841,107.04

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           1,841,107.04
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                                 0.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,841,107.04

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,959,699.43
     (vi) Note Insurer Premium                                                                            118,592.39
     (v)  Note Insurer Premium Supplement                                                                       0.00
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,841,107.04


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                              10,263,000.00
                                 Purchased receivables more than 30 days delinquent                       128,194.67
                                                                                                      ---------------
                                 Total                                                                 10,391,194.67

                          Aggregate Gross Principal Balance as of the close of                        249,905,014.42
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.16%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.16%
                          Delinquency Ratio for second preceding Determination Date                             3.52%
                          Delinquency Ratio for third preceding Determination Date                              2.29%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    3.32%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                    118,733.95
                                 Current Period Defaulted Receivables                                     870,675.82
                                                                                                      ---------------
                                 Total                                                                    989,409.77

                                 Cumulative Defaulted Receivables                                         989,409.77
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     0.41%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                               0.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                             0.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          630,245.29

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (115,436.24)
                                                                                                      ---------------
                                 Net Losses                                                               514,809.05
                                 Cumulative Previous Net Losses                                            27,653.36
                                                                                                      ---------------
                                 Cumulative Net Losses                                                    542,462.41
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    0.23%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      53.26
          Weighted Average Annual Percentage Rate                                                              20.44%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 227,221,054.36
                          minus the Securities Balance                                                213,781,421.04
                                                                                                      ---------------
                                                                                                       13,439,633.32
                          divided by the Aggregate Principal Balance                                            5.91%

          Floor OC Percent
                   Aggregate Principal Balance                                                        227,221,054.36
                   minus the Securities Balance                                                       213,781,421.04
                                                                                                      ---------------
                                                                                                       13,439,633.32
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                5.59%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    213,781,421.04
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    20.00%
                                   if a Portfolio Performance Event of Default, 30%                                           30.00%
                                   if an Insurance Agreement Event of Default, unlimited                                      35.00%
                                                                                                               35.00%
                                   times the Aggregate Principal Balance                              227,221,054.36
                                                                                                      ---------------
                                                                                                       79,527,369.03
                   Requisite Amount                                                                    79,527,369.03

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N(a)

          Required Spread Account Amount                                                               79,527,369.03
          Beginning of Period Spread Account Balance                                                   19,367,306.90
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               60,160,062.13
          Earnings on Spread Account Balance                                                               91,681.35
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,458,988.25


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------






(a) Requisite levels for spread accounts reflect insurance defaults on pools 1995-4, 1996-1, FASCO 1996-1, and 1997-1.